Analysis of Company's Interests in Land Use Rights Representing Prepaid Operating Lease Payments and Net Book Value (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Operating Leased Assets [Line Items]
Land use rights	$ 61,045	$ 58,086
Less: Accumulated amortization	(4,124)	(2,814)
Total land use rights, net	$ 56,921	$ 55,272